UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025
Olaplex Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40860	87-1242679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
432 Park Avenue South, Third Floor, New York, NY 10016
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 691-0776
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OLPX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2025, Olaplex Holdings, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). As previously disclosed in the Company's Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 23, 2025, the Company's Board of Directors (the "Board") did not nominate Paula Zusi to stand for re-election when her term expired at the Annual Meeting, and, accordingly, Ms. Zusi's term ended with her resignation from the Board, effective as of the conclusion of the Annual Meeting.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders voted on the following three proposals, the results of which are set forth below.
Proposal 1 - Election of Directors
Each of the three nominees listed below were elected as Class I directors at the Annual Meeting to serve on the Company's Board for a term of three years expiring at the Company's 2028 Annual Meeting of Stockholders, based on the following votes:

	For	Withheld	Broker Non-Votes
John P. Bilbrey	570,633,071	43,688,223	15,814,276
Deirdre Findlay	595,651,531	18,669,763	15,814,276
Michael White	573,841,959	40,479,335	15,814,276
Proposal 2 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers for the Fiscal Year Ended December 31, 2024
The stockholders voted on a non-binding advisory basis to approve the compensation of the Company's named executive officers during the fiscal year ended December 31, 2024, based on the following votes:

For	Against	Abstained	Broker Non-Votes
607,634,525	6,017,775	668,994	15,814,276
Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, based on the following votes:

For	Against	Abstained
628,406,505	1,068,393	660,672

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 12, 2025	Olaplex Holdings, Inc.

	By:	/s/ Amanda Baldwin
	Name:	Amanda Baldwin
	Title:	Chief Executive Officer